Exhibit 99.2
Investor Presentation April 2025

Q1 2025 2 Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including, the impact of recently imposed tariffs by the U.S. Administration and foreign governments, inflation and concerns about liquidity) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise


Bank Branch
Corporate Headquarters
Commercial Lending Office
Mortgage Headquarters
Mortgage Office
NH
ME
MA
RI
Grafton
Carroll
Cumberland
Rutland
Windsor
Belknap
York
Sullivan
Washington
Merrimack
Strafford
Bennington
Windham
Cheshire
Hillsborough
Rockingham
Rensselaer
Essex
Franklin
Berkshire
Hampshire
Middlesex
Hampden
Norfolk
Worcester
Providence
Litchfield
Hartford
Tolland
Windham
Bristol
Bristol
Barnstable
Newport
New London
Washington
Fairfield
New Haven
Middlesex
Dukes
Nantucket

COMPANY HIGHLIGHTS[1]	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.7 Billion
Total Loans:	$4.8 Billion
Total Deposits:	$4.6 Billion
Market Capitalization:	$450 Million

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island, with commercial lending offices in Boston and Providence.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 15 offices in Massachusetts, Rhode Island, New Hampshire, Maine, New Jersey, and Florida and licensed to lend in 5 additional states.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Bancorp

1: All information as of March 31, 2025

Q1 2025 3

2023 Investor Report Q1 2025 4  Net income of $5.5 million; diluted income per share $0.14  Client deposits increased $79.6 million, or 1.9%, quarter-over-quarter  Tax equivalent margin of 2.39% up 3 basis points quarter-over-quarter  Loans-to-deposits ratio improved 225 basis points, to 104.38% from 106.63%  Increased the quarterly shareholder dividend 12.5% to $0.09 per share, from $0.08 per share  Repurchased 513,855 shares, totaling $5.9 million in Q1 2025 Q1 2025 Highlights Net Income $5.5 Million Diluted EPS $0.14 Net Interest Margin 2.39% Loans-to-Deposits Ratio 104.38% Tangible Book Value $11.90

Q1 2025 5 $5.9 B $5.8 B $5.8 B $5.8 B $5.7 B Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 9.7% 9.7% 9.8% 9.8% 9.9% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $4.8 B $4.8 B $4.9 B $4.9 B $4.8 B Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $11.48 $11.63 $11.88 $11.78 $11.90 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Key Performance Metrics Total Assets Total Loans Tier 1 Leverage Tangible Book Value per share

Q1 2025 6 Key Performance Metrics (Cont.) EPS Net Income ($MM) Net Interest Margin on FTE Basis Net Interest Income ($MM) $0.17 $0.18 $0.10 $0.21 $0.14 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 2.25% 2.31% 2.36% 2.36% 2.39% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $30,582 $31,350 $31,893 $31,827 $31,469 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $7,300 $7,296 $3,924 $8,887 $5,500 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25

Q1 2025 7 CRE 47% Residential 1-4 Family 31% C&I 13% Construction 5% HELOC, 2nd Mtg. & Other Consumer 4% Loan Portfolio $4.8 Billion Total Loan Portfolio Highlights  Commercial Real Estate loans declined $7.8 million, or 0.34% quarter-over-quarter  Commercial & Industrial loans grew $33.0 million, or 5.6% quarter-over-quarter  Residential mortgage balances decreased $18.9 million, or 1.2% quarter-over-quarter driven by seasonally low home buying activity in the Northeast, a modest pick-up in prepayment speeds and limited purchases of residential mortgages from HarborOne Mortgage during the quarter

Q1 2025 8 Asset Quality Non-Performing Assets ($MM) Provision ($MM) Top 5 Classified Relationships ($MM) Allowance for Credit Losses ($MM) $12.2 $9.8 $28.4 $29.5 $30.9 0.21% 0.17% 0.49% 0.51% 0.54% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 NPA/Assets % Category Asset Type Balance Specific Reserve Charge off Occupancy CRE- Office1,2 Conv. to Med Office $15.3 $1.7 - 50% CRE- Multi1 Market Rate $11.8 - - 98% C&I Healthcare Practice $8.6 - - N/A CRE- Office1 Conversion to Lab $8.6 - $8.3 0% CRE- Office1 Metro Office $6.2 $0.4 - 46% -$0.17 $0.62 $5.90 $1.93 $1.39 -0.01% 0.05% 0.48% 0.16% 0.11% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Annualized Provision/Loans % $48.2 $49.1 $54.0 $56.1 $49.3 1.01% 1.02% 1.11% 1.16% 1.02% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ACL % 1: Updated appraisals obtained at time of downgrade to Substandard 2: Comprised of an office loan and a land loan Note: The decrease in the ACL in Q1 25 is due to a $8.3 MM charge-off

Continued Focus on C&I and Small Business

C&I and Small Business Loans ($MM)

33% Combined Growth since Q1 24



$471.2
$499.0
$549.9
$594.5
$627.5
$144.4
$143.3
$152.5
$158.4
$160.2
$326.8
$355.7
$397.4
$436.0
$467.30
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
C&I
Small Business

Portfolio Characteristics



Other New England 8%
Other 2%
RI 32%
MA 58%

New England Focused



2025 9%
2026 10%
2027 7%
2028 8%
2029 & later 66%

Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Manufacturing	$120.7	$1.0	-	-
Utilities	$103.8	$3.5	-	-
Healthcare	$97.0	$0.4	$9.0	$8.7
Education	$68.1	$2.3	-	-
Retail	$30.6	$0.2	-	-
Construction	$30.0	$0.1	$0.6	$0.3
Restaurant	$21.8	$0.3	$0.1	$0.1
Wholesale Trade	$20.8	$0.4	-	-
Rental and Leasing	$17.2	$0.8	-	-
Administrative	$15.1	$0.1	$0.4	$0.2
Professional Services	$11.4	$0.1	-	-
All Others[1]	$91.0	$0.2	$1.6	$1.2
Total	$627.5	$0.3	$11.7	$10.5

Highlights

- Top 20 C&I obligors have a weighted average debt service coverage ratio (DSCR)[2] of ~2.28x
- C&I & Small Business Delinquency Rate of 0.72%
- Top 10 SBA lender in Rhode Island[3]

HarborOne Bancorp

1: $1 million of Non-Accrual exposure comprised of the guaranteed portion of SBA 7(a) loan attributed to a single borrower; 2: DSCR calculated based on most recent financial information, typically received annually; 3.Source: SBA 7(a) & 504 Lender Report for the 3 months ended March 31, 2025 based on dollars approved

Q1 2025 9

Commercial Real Estate & Construction Profile

Portfolio by Type ($2.5B)

14% of CRE is Owner Occupied



Restaurant 2%
Education 3%
Healthcare 9%
Office 8%
Retail 12%
Hotel 13%
Multifamily 18%
Industrial/ Warehouse 23%
Other 12%

Portfolio Characteristics



Other 5%
NY 2%
CT 6%
NH 8%
RI 14%
MA 65%

New England Focused



2029 and later 50%
2025 10%
2026 16%
2027 16%
2028 8%

Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Industrial/Warehouse	$561.5	$7.2	$4.5	-
Multifamily	$459.7	$6.8	$16.1	-
Hotel/Hospitality	$312.0	$8.7	$4.5	-
Retail Trade	$295.1	$3.5	-	-
Office	$211.5	$5.4	$28.5	$8.6
Healthcare	$217.0	$3.8	-	-
Educational Services	$76.7	$5.9	-	-
Restaurant	$48.6	$2.1	-	-
Manufacturing	$23.8	$2.1		
Construction	$18.7	$1.9	-	-
All Others	$263.9	$2.1	$1.6	-
Total	$2,488.5	$4.5	$55.2	$8.6

Highlights

- Top 20 CRE obligors have a weighted average debt service coverage ratio (DSCR)[1] of 1.31x
- Top 20 CRE obligors have a weighted average Loan-to-Value (LTV)[2] of 59%
- CRE & Construction Delinquency Rate of 0.35%
- NOO CRE/Construction to Capital Ratio of 362%, stable since the beginning of the year
- Q1 25 charge-off of $8.3 MM on one credit included in the office category

HarborOne® Bancorp

1: DSCR calculated based on most recent financial information, typically received annually; 2: LTV is based on origination appraisal vs current balances, with a weighted average seasoning of approximately 3 years

Q1 2025 10

Q1 2025 11 CRE & Construction- Focus on Office ($212 MM) Geography Maturity Profile Type Balance Avg Loan Balance LTV1 DSCR2 Asset Quality Pass Special Mention Classified3 Non-Accrual Class A $46.8 $7.8 83.5% 1.25 $38.2 - $8.6 $8.6 Class B $126.7 $5.3 67.1% 1.32 $106.8 - $19.9 - Class C $19.2 $2.4 49.5% 1.45 $19.2 - - - Construction $18.8 $18.8 NA NA $18.8 - - - Portfolio Composition ($MM) 1: LTV based on most recent appraisals and includes impact of Class A non-accrual loan for which a $8.3 MM charge-off was taken in Q1 25; 2: DSCR based on most recent financial information from borrowers, typically received annually; 3: Class A $8.6 MM loan and $18.8MM Construction loans are participations 2025 23% 2026 20% 2027 5% 2028 7% 2029 & later 45% MA 59% RI 20% CT 10% NH 9% Outside New England 2%  Classified Class A Office represents a single credit whose collateral was re-evaluated due to a revised exit strategy that resulted in an incremental $3.6 MM added to an existing specific reserve of $4.7 million. The aggregate allowance of $8.3 million was simultaneously charged off during the quarter  Class B classified loans includes a $13.7 MM loan that matures in 2025 with a modification in process that includes an assumption of the loan by a new borrower Highlights

Q1 2025 12 CRE & Construction- Focus on Multifamily ($460 MM) New England Focused Maturity Profile Portfolio by Type Portfolio Characteristics Portfolio Composition Highlights  Top 20 Multifamily obligors have a weighted average debt service coverage ratio (DSCR)2 of 1.19x  No delinquencies in Multifamily portfolio  Focus on properties rated 3 Stars or better by CoStar 1: LTV based on most recent appraisal; 2: DSCR calculated based on most recent financial information, typically received annually; excludes Construction Type Balance Avg Balance LTV1 Classified Non-Acc Traditional (Mkt Rate) $259.2 $5.5 59% $16.1 - Affordable Housing $44.6 $7.4 59% - - Rent Restricted $49.6 $24.8 67% - - Mixed Use $20.0 $3.3 63% - - Other $1.7 $1.7 72% - - Construction $84.7 $16.9 NA - - Traditional 56% Construction 19% Affordable Housing 10% Rent Restricted 11% Mixed Use 4% Other 0% MA 74% RI 13% CT 10% NY 2% NH 1% 2025 12% 2026 15% 2027 19% 2028 12% 2029 & Later 42%

Q1 2025 13 Client Deposit Composition(1) Deposits Average Balances and Cost of Deposits 20% 11% 69% Business Municipal Consumer 25% 22% 28% 25% DDA/ NOW Savings Money Market CD Loan / Deposit Ratio Highlights  Total deposits increased $68.0 million in Q1 25, with increases in DDA/NOW, savings accounts, money market accounts, and CDs, partially offset by a decrease in brokered deposits  Cost of deposits decreased 14 basis points to 2.48% for the three months ended March 31, 2025 (1) Excludes Brokered Deposits $4.3 B $4.3 B $4.5 B $4.5 B $4.5 B 2.49% 2.53% 2.68% 2.62% 2.48% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Average Deposits Cost of Deposits 108.7% 108.5% 107.6% 106.6% 104.4% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25

Q1 2025 14 Est. Uninsured Deposits & Available Liquidity Available Liquidity ($MM) Solid Liquidity to Cover Uninsured Deposits $211 $212 $629 $630 $762 $656 Q1 25 Q4 24 Cash and other FRB FHLB ($MM) Q1 25 Q4 24 Uninsured Deposits1 942 966 Less: FHLB LOC Secured Deposits 189 219 Uninsured deposits(after exclusions) 754 747 Total Deposits 4,619 4,551 Uninsured Deposits as a % of Total Deposits 16% 16% Immediately Available Liquidity 1,602 1,498 Coverage as % of Immediately Available Liquidity 212% 201% 1Uninsured deposits excludes subsidiary accounts $1,602 $1,498

Q1 2025 15 Capital Management  The Company remains well capitalized and is able to weather economic volatility  Ongoing share buy-back program of approximately 2.2 MM shares or $20MM initiated in Q2 2024  Continued annual dividend growth with 12.5% increase in Q1 2025  Strong Tangible Capital Ratio of 9.2% with minimal securities categorized as Held to Maturity 10.5% 8.5% 7.0% 4.0% 13.0% 11.9% 11.9% 9.8% 9.2% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE 1 Capital Ratios are preliminary as of December 31, 2024. Capital Ratios1 Highlights

Q1 2025 16 Mortgage Banking ($ in 000’s) Q1 25 Q4 24 Q1 24 Gain on Sale $2,716 $3,954 $2,013 Change in MSR FV, amortization and hedge ($1,238) ($99) $86 Servicing Revenue / Other $2,150 $2,308 $2,405 Total Revenue $3,777 $6,303 $4,594 Expenses $4,504 $5,490 $4,311 Net Income (Loss) ($491) $1,133 $233  Mortgage servicing rights (MSR) valuation down $1.2 million quarter-over-quarter due to decreases in key benchmark rates used in the valuation model, partially offset by $561,000 gain on economic hedge  Mortgage closings decreased 36% quarter-over-quarter due to seasonality, Gain-on-Sale revenue decreased $1.2 million quarter-over-quarter  Q1 2025 production volume was 86% purchase, 14% refinance Highlights Key Drivers/Statistics $ Disbursements $114 MM $179 MM $102 MM Sales Margin 2.88% 2.54% 2.59% FTE’s 127 128 127 Offices 15 15 16 Change in MSR FV, amortization and hedge due to: Amortization and payoffs ($712 K) ($939 K) ($696 K) MSR Fair Value ($1.1 MM) $2.2 MM $1.0 MM Net gain(loss) economic hedge $561 K ($1.3 MM) ($221 K) 10 year Treasury 4.23% 4.58% 4.21%

Q1 2025 17 Bank Stand-Alone ($ in 000’s) Q1 25 Q4 24 Q1 24 Interest Income $64,205 $67,347 $66,743 Interest Expense $32,890 $35,666 36,259 Net Interest Income $31,315 $31,681 30,484 Provision $1,385 $1,927 (168) Noninterest Income $6,392 $7,385 6,303 Noninterest Expense $28,185 $27,400 27,407 Net Income $6,234 $7,724 $7,163 Key Drivers/Statistics ROAA 0.44% 0.54% 0.49% Tax equivalent efficiency ratio 73.3% 68.8% 74.0% Margin 2.35% 2.31% 2. 10% FTE’s 389 407 395 Nonaccrual Loans $ 30.9MM $ 29.5MM $ 12.2MM Annualized Net charge-off rate 0.72% 0.00% 0.01% ACL/Loans 1.02% 1.16% 1.01%  Net Interest Income of $31.3 MM, down 1.2% quarter-over-quarter  $1.4 MM provision in Q1 25, $1.9 MM primarily for loan specific reserves and $506K negative provision for unfunded commitments  Noninterest income down $993K quarter-over-quarter. Q4 2024 included $690K in annual VISA volume incentives  Noninterest Expenses up $785K quarter-over-quarter primarily due to higher compensation and benefit costs; Q4 2024 incentive plan expenses were based on expected plan achievement for 2024 Highlights

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HARBORONE® Bancorp
Q1 2025 18

Q1 2025 19 A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.